UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 8, 2012

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code                  (415) 421-7900

                                                 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 8, 2012, Williams-Sonoma, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fourth quarter and fiscal year ended January 29, 2012. A copy of the Company’s press release is attached as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On March 8, 2012, the Company announced the retirement of Sharon L. McCollam as Executive Vice President, Chief Operating and Chief Financial Officer effective March 6, 2012 and as a member of the Board of Directors of the Company, effective March 16, 2012. A copy of the related press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Pursuant to a Separation Agreement and General Release dated March 7, 2012, Ms. McCollam will continue to receive her base salary of $875,000 for a period of one year, an additional lump sum amount equal to 80% of base salary (or $700,000), a cash payment of $1,300,000 in satisfaction of Ms. McCollam’s annual bonus, health care coverage for up to 18 months, and outplacement services. The Company has also agreed to accelerate the vesting of 131,060 stock-settled stock appreciation rights scheduled to vest during March, April and November 2012, and 17,579 restricted stock units scheduled to vest in May 2012.

Effective March 6, 2012, the Company has appointed Julie Whalen, Senior Vice President, Corporate Controller and Treasurer, age 41, as Acting Chief Financial Officer. Ms. Whalen joined the Company in 2001 and was promoted to Vice President, Corporate Controller in 2003. In 2011, she assumed the additional role of Treasurer.

Item 9.01. Financial Statements and Exhibits

(d)	List of Exhibits:

99.1	Press Release dated March 8, 2012 titled Williams-Sonoma, Inc. Announces Fourth Quarter and Fiscal Year 2011 Results and Provides Financial Guidance for Fiscal Year 2012

99.2	Press Release dated March 8, 2012 titled Williams-Sonoma. Inc Announces Retirement of Chief Operating and Chief Financial Officer and Appointment of Acting Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: March 8, 2012	By:	/s/ Julie P. Whalen
Julie P. Whalen Senior Vice President Acting Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 8, 2012 titled Williams-Sonoma, Inc. Announces Fourth Quarter and Fiscal Year 2011 Results and Provides Financial Guidance for Fiscal Year 2012

99.2	Press Release dated March 8, 2012 titled Williams-Sonoma, Inc. Announces Retirement of Chief Operating and Chief Financial Officer and Appointment of Acting Chief Financial Officer